                             LETTER OF TRANSMITTAL

                                   TO TENDER
                               OUTSTANDING SHARES
                                OF COMMON STOCK
                      (INCLUDING THE ASSOCIATED RIGHTS TO
                           PURCHASE PREFERRED STOCK)
                                       OF
                                INNERDYNE, INC.
                                       TO
                            TYCO ACQUISITION CORP. X
                                IN EXCHANGE FOR
                                COMMON SHARES OF

                            TYCO INTERNATIONAL LTD.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON TUESDAY, NOVEMBER 14, 2000, UNLESS THE OFFER IS EXTENDED.

                      THE EXCHANGE AGENT FOR THE OFFER IS:
                    CHASEMELLON SHAREHOLDER SERVICES L.L.C.

            By Mail:                   By Overnight Delivery:              By Hand Delivery:

   Reorganization Department         Reorganization Department         Reorganization Department
         P.O. Box 3301                   85 Challenger Road                   120 Broadway
  South Hackensack, New Jersey           Mail Stop -- Reorg                    13th Floor
             07606                  Ridgefield Park, New Jersey         New York, New York 10271
                                               07660


            FACSIMILE TRANSMISSION (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (201) 296-4293
                CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE ONLY:
                                 (201) 296-4860


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

    THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


    This Letter of Transmittal is furnished in connection with the offer of Tyco Acquisition Corp. X ("Tyco Acquisition"), a Delaware corporation and a wholly-owned subsidiary of Tyco International Ltd. ("Tyco"), a Bermuda company, to exchange a fraction of a common share, par value $0.20, of Tyco ("Tyco Common Shares") for each outstanding share of common stock ("Common Stock"), par value $0.01 per share of InnerDyne, Inc. ("InnerDyne"), a Delaware corporation, together with the associated rights to purchase preferred stock (the "Rights" and, together with the Common Stock, the "InnerDyne Shares"), upon the terms and subject to the conditions of the prospectus, dated October 18, 2000 (the "Prospectus," which, together with any amendments and supplements thereto and this Letter of Transmittal, constitutes the "Offer"). This Letter of Transmittal should be used by stockholders of InnerDyne, Inc. if certificates for InnerDyne Shares are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 1 below) is utilized, if delivery of InnerDyne Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth under "The Offer--Procedure for Tendering" in the Prospectus. InnerDyne stockholders who deliver InnerDyne Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and InnerDyne stockholders who deliver certificates for InnerDyne Shares are referred to herein as "Certificate Stockholders."

    Stockholders whose certificates for InnerDyne Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date (as described in the Prospectus), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their InnerDyne Shares according to the guaranteed delivery procedures set forth under "The Offer--Guaranteed Delivery" in the Prospectus. See Instruction 1. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


--------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------------
                                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLSHARES TENDERED
                         FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) (ATTACHEADDITIONALTLIST)IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------------
                                                                SHARE CERTIFICATE
                                                                   NUMBER(S)(1)           NUMBER OF       TOTAL NUMBER OF
                                                                  (ATTACH SIGNED           SHARES             SHARES
                                                                LIST IF NECESSARY)       REPRESENTED        TENDERED(2)
--------------------------------------------------------------------------------------------------------------------------

                                                              ------------------------------------------------------------

                                                              ------------------------------------------------------------

                                                              ------------------------------------------------------------

                                                              ------------------------------------------------------------

                                                              ------------------------------------------------------------
                                                                   TOTAL NUMBER
                                                                    OF SHARES
--------------------------------------------------------------------------------------------------------------------------
 (1) NEED NOT BE COMPLETED BY BOOK-ENTRY STOCKHOLDERS.
 (2) UNLESS OTHERWISE INDICATED, IT WILL BE ASSUMED THAT ALL INNERDYNE SHARES REPRESENTED BY CERTIFICATES DELIVERED TO THE
     EXCHANGE AGENT ARE BEING TENDERED HEREBY. SEE INSTRUCTION 4.
--------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    DTC Participant Number _____________________________________________________

    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s): ___________________________________________

    Window Ticket Number (if any) or DTC Participant Number: ___________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution that Guaranteed Delivery: ______________________________

Ladies and Gentlemen:

    The undersigned hereby delivers to Tyco Acquisition the above-described shares of Common Stock, and the associated Rights, pursuant to Tyco Acquisition's offer to exchange a fraction of a Tyco Common Share having a value of $7.50 (determined as described in the Prospectus), for each outstanding InnerDyne Share, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.


    Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the InnerDyne Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to Tyco Acquisition, all right, title and interest in and to all of the InnerDyne Shares that are being tendered hereby (and any and all other InnerDyne Shares or other securities issued or issuable in respect thereof on or after October 3, 2000 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such InnerDyne Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver certificates for such InnerDyne Shares (and any and all Distributions), or transfer ownership of such InnerDyne Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Tyco Acquisition,
(ii) present such InnerDyne Shares (and any and all Distributions) for transfer on the books of InnerDyne, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such InnerDyne Shares (and any and all Distributions), all in accordance with the terms of the Offer.



    By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Mark H. Swartz and Mark A. Belnick, acting singly, in their respective capacities as officers of Tyco Acquisition, and any individual who shall thereafter succeed to any such office of Tyco Acquisition, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of InnerDyne's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the InnerDyne Shares (and any and all Distributions) tendered hereby and accepted for exchange by Tyco Acquisition. This appointment will be effective if and when, and only to the extent that, Tyco Acquisition accepts such InnerDyne Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such InnerDyne Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such InnerDyne Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Tyco Acquisition reserves the right to require that, in order for InnerDyne Shares (or other Distributions) to be deemed validly tendered, immediately upon Tyco Acquisition's acceptance for exchange of such InnerDyne Shares, Tyco Acquisition or its designee must be able to exercise full voting, consent and other rights with respect to such InnerDyne Shares (and any and all Distributions), including voting at any meeting of InnerDyne's stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the InnerDyne Shares tendered hereby and all Distributions, that the undersigned owns the InnerDyne Shares tendered hereby, and that when the same are accepted for exchange by Tyco Acquisition, Tyco Acquisition will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Tyco Acquisition to be necessary or desirable to complete the sale, assignment and transfer of the InnerDyne Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Tyco Acquisition all Distributions in respect of the InnerDyne Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Tyco Acquisition shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the InnerDyne Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Tyco Acquisition in its sole discretion.

    The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

    The undersigned understands that the valid tender of InnerDyne Shares pursuant to any one of the procedures described in the Prospectus under "The Offer--Procedure for Tendering" and in the Instructions hereto will constitute a binding agreement between the undersigned and Tyco Acquisition upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Tyco Acquisition may not be required to accept for exchange any of the InnerDyne Shares tendered hereby.

    The undersigned understands that Tyco Common Shares will be held under Tyco's Direct Registry System (DRS), so that no physical certificates will be delivered in exchange for the InnerDyne Shares. A physical certificate may be requested from Tyco at any time. The undersigned also understands that no fraction of a Tyco Common Share will be issued. Instead, a check will be issued for the cash value of any fraction of a Tyco Common Share that an InnerDyne stockholder would otherwise be entitled to receive.


    Unless otherwise indicated under "Special Issuance Instructions," please deliver the Tyco Common Shares under DRS, issue any check for cash in lieu of fractional Tyco Common Shares and issue any certificates for InnerDyne Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate), in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver documentation evidencing the Tyco Common Shares held under DRS, deliver any check for cash in lieu of a fractional Tyco Common Share and return any certificates for InnerDyne Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the addressees of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the box entitled "Special Issuance Instructions" and/or the box entitled "Special Delivery Instructions" are completed, please issue the Tyco Common Shares under DRS (or the documentation evidencing same), any check for cash in lieu of a fractional Tyco Common Share and any certificates for InnerDyne Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate), in the name of, and/or deliver said documentation and check and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any InnerDyne Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Tyco Acquisition has no obligation, pursuant to the "Special Issuance Instructions," to transfer any InnerDyne Shares from the name of the registered holder thereof if Tyco Acquisition does not accept for exchange any or all of the InnerDyne Shares so tendered.

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY (i) if the Tyco Common Shares delivered under DRS in the Offer, and any check for cash in lieu of a fractional Tyco Common Share, are to be issued in the name of someone other than the undersigned,
  (ii) if certificates for the InnerDyne Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or (iii) if InnerDyne shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

  ____________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

  Credit the shares tendered by book-entry transfer that are not accepted for exchange to DTC to the account set forth below:

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

  ----------------------------------------------------
  ----------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if (i) documentation evidencing Tyco Common Shares delivered under DRS in the Offer and any check for cash in lieu of a fractional Tyco Common Share and (ii) certificates for the InnerDyne Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________
  ____________________________________________________________________________
                                   (ZIP CODE)

  ____________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

   -----------------------------------------------------------

   --------------------------------------------------------------------------

                       IMPORTANT: STOCKHOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

  ----------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

  Dated _________, 2000

  Name(s) ____________________________________________________________________

                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________
                              (SEE INSTRUCTION 5)

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Taxpayer Identification
  Social Security Number _____________________________________________________
                           (SEE SUBSTITUTE FORM W-9)

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on InnerDyne Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURES(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 2 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

  Name of Firm________________________________________________________________

  Address ____________________________________________________________________
                               (INCLUDE ZIP CODE)

  Authorized Signature _______________________________________________________

  Name(s) ____________________________________________________________________

  Area Code and Telephone Number _____________________________________________

  Dated _________, 2000
--------------------------------------------------------------------------------

       INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of InnerDyne either (i) if InnerDyne Share certificates are to be forwarded to the Exchange Agent or, (ii) unless an Agent's Message is utilized, if delivery of InnerDyne Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus under "The Offer--Procedure for Tendering."

    For a stockholder to validly tender InnerDyne Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the expiration date and either
(i) certificates for tendered InnerDyne Shares must be received by the Exchange Agent at one of such addresses prior to the expiration date or (ii) InnerDyne Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Prospectus under "The Offer--Procedure for Tendering" and a Book-Entry Confirmation must be received by the Exchange Agent prior to the expiration date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus under "The Offer--Guaranteed Delivery."

    Stockholders whose certificates for InnerDyne Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their InnerDyne Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in the Prospectus under "The Offer--Guaranteed Delivery."

    Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Tyco Acquisition, must be received by the Exchange Agent prior to the expiration date and (iii) the certificates for all tendered InnerDyne Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered InnerDyne Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery.

    The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the InnerDyne Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Tyco Acquisition may enforce such agreement against the participant.

    THE METHOD OF DELIVERY OF THE INNERDYNE SHARES, THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING INNERDYNE SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Tyco Common Shares will be issued. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their InnerDyne Shares for exchange.

    2. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) of InnerDyne Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of InnerDyne Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (ii) if such InnerDyne Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act 1934, as amended) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of InnerDyne Shares tendered and the share certificate numbers with respect to such InnerDyne Shares should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the InnerDyne Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of InnerDyne Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the InnerDyne Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date or the termination of the Offer. All InnerDyne Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the InnerDyne Shares tendered hereby, the signature (s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the InnerDyne Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered InnerDyne Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Tyco Acquisition of the authority of such person so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the InnerDyne Shares listed and transmitted hereby, no endorsements of share certificates or separate stock powers are required unless payment or certificates for InnerDyne Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the InnerDyne Shares evidenced by certificates listed and transmitted hereby, the share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the share certificates. Signature(s) on any such share certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. If delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for InnerDyne Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the overall consideration paid unless evidence satisfactory to Tyco Acquisition of the payment of such taxes, or exemption therefrom, is submitted.

    7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Tyco Common Shares delivered in the Offer under DRS (or the documentation evidencing same), any check for cash in lieu of fractional Tyco Common Shares, and certificates for InnerDyne Shares not accepted for exchange or not tendered are to be issued in the name of and/or delivered to, a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering InnerDyne Shares by book-entry transfer may request that InnerDyne Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such InnerDyne Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such InnerDyne Shares were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

    9. WAIVER OF CONDITIONS. Tyco Acquisition reserves the absolute right in its sole discretion (subject to the merger agreement pursuant to which the Offer is being made, a copy of which is included in the Prospectus) to waive the conditions to the Offer and to make any change in the terms or the conditions to the Offer. However, without the prior written consent of InnerDyne, no change can be made that decreases the number of InnerDyne Shares sought in the Offer, changes the form or decreases the amount of consideration to be paid, changes or waives the minimum tender condition, imposes any conditions to the Offer in addition to those set forth in the merger agreement governing the Offer and in the Prospectus, extends the Offer (except as set forth in the merger agreement), or makes any other change to any of the terms and conditions to the Offer that is adverse to the holders of InnerDyne Shares.

    10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's U.S. social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal backup withholding tax on the payment of cash in lieu of fractional shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% on all cash payments until a TIN is provided to the Exchange Agent.

    11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing InnerDyne Shares has been lost, destroyed or stolen, the stockholder should promptly contact InnerDyne for instruction on the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

                                   IMPORTANT:

    THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED INNERDYNE SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR INNERDYNE SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

    Under United States federal income tax law, a stockholder whose tendered InnerDyne Shares are accepted for payment is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each, a Taxpayer Identification Number or a "TIN") on Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) in Part 2 of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any payment of cash in lieu of fractional shares that is made to such stockholder may be subject to federal backup withholding.

    Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal backup withholding applies, the Exchange Agent is required to withhold 31% of any payment of cash in lieu of a fractional share made to the stockholder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent federal backup withholding on payments that are made to a stockholder with respect to InnerDyne Shares acquired pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The stockholder is required to give the Exchange Agent the TIN of the record owner of the InnerDyne Shares. If the InnerDyne Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 31% on all cash payments until a TIN is provided to the Exchange Agent.

                TAXPAYER IDENTIFICATION NO. -- FOR ALL ACCOUNTS

-------------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     Part I: ENTER YOUR TAXPAYER                  Social Security Number
               FORM W-9                      IDENTIFICATION NUMBER IN THE               OR ------------------------
      Department of the Treasury             APPROPRIATE BOX AT RIGHT.                Employer Identification Number
       Internal Revenue Service
                                             ----------------------------------------------------------------------------
                                             For Payees exempt from backup withholding, see the enclosed Guidelines of
                                             Taxpayer Identification Number on Substitute Form W-9 and complete as
     Payer's Request for Taxpayer            instructed under "Important Tax Information" above. For most individuals and
      Identification Number (TIN)            sole proprietors, this is your Social Security Number. For other entities, it is your Employer Identification Number. If you do not have a number, see
                                             "How to obtain a TIN" in the enclosed guidelines. Note: if the account is in more than one name, see the chart on page 1 of the enclosed guidelines to determine what number to enter.
-------------------------------------------------------------------------------------------------------------------------
 Part II: CERTIFICATION. Under penalty of perjury, I certify that:
 (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) I have been notified by the Internal Revenue Service ("IRS") that I am no longer subject to backup withholding; and
 (3) any information provided on this form is true, correct and complete.
 CERTIFICATION INSTRUCTIONS. You must cross out item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are not longer subject to backup withholding, do not cross out such item (2).

 Signature
 ------------------------------------------------------------------------------------------------------------------------ Date
 ------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Part III: Awaiting TIN  / /
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER. I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number within sixty (60) days, 31% percent of all reportable payments made to me will be withheld until I provide a number.


 Signature
 ------------------------------------------------------------------------------------------------------------------------ Date
 ------------------------------------------------------------------------------------------------------------------------------
 Name (Please Print)

--------------------------------------------------------------------------------

    Any questions or requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the telephone number and location listed below. Holders of InnerDyne Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:
                                     abcdef

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                      E-mail: proxy@mackenziepartners.com
                                       or
                         CALL TOLL-FREE (800) 322-2885